UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142

(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Adoption of the Biogen Inc. 2017 Omnibus Equity Plan

At the 2017 Annual Meeting of Stockholders of Biogen Inc. (the “Company”), which was held on June 7, 2017 (the “2017 Annual Meeting”), the Company’s stockholders approved the Biogen Inc. 2017 Omnibus Equity Plan (the “2017 Plan”). The 2017 Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company.

A summary of the material terms and conditions of the 2017 Plan and awards thereunder is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 26, 2017 (the “Proxy Statement”) under “Proposal 5 – Approval of the Biogen Inc. 2017 Omnibus Equity Plan,” which section is incorporated herein by reference. The preceding summary is qualified in its entirety by, and should be read in conjunction with, the 2017 Plan, which was filed as Appendix B to the Proxy Statement and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amendment to Bylaws

Effective June 7, 2017, the Board of Directors of the Company amended and restated the Company’s Third Amended and Restated Bylaws (the “Fourth Amended and Restated Bylaws”), which substantially revised the Company’s former bylaws. The following is a summary of certain provisions of the Fourth Amended and Restated Bylaws. Such summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Fourth Amended and Restated Bylaws filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference. A copy of the Fourth Amended and Restated Bylaws marked to show changes from the Third Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Stockholder Proposals, Stockholder Director Nominations and Stockholder Requested Special Meetings

The Fourth Amended and Restated Bylaws include, among other things, the following modifications to the provisions related to the ability of a stockholder to make a proposal or nominate a director for election or request that a special meeting of stockholders be called:

1.	Changes the determination whether a stockholder proposal notice or a director nominee notice has been timely delivered by calculating the time period from the first anniversary of the date of the prior year’s annual meeting. Under the Third Amended and Restated Bylaws, the time period was calculated from the first anniversary of the date the proxy statement for the prior year’s annual meeting was released to stockholders.

2.	Eliminates a requirement for a stockholder making a proposal or a director nominee at an annual meeting to provide a representation to the Company, as of the record date for such annual meeting, regarding:

a.	such stockholder’s stock ownership and/or ownership of Derivative Instruments (as defined in the Fourth Amended and Restated Bylaws); and

b.	any agreement, arrangement or understanding with respect to the stockholder proposal or director nominee between such stockholder and beneficial owner (including their respective affiliates).

3.	Adds a requirement for a stockholder making a proposal or a director nominee at an annual or special meeting or requesting a special meeting to update its notice so that all of the information in the notice is true and correct as of the record date for such annual or special meeting, which updated notice is required to be delivered no later than five business days after the later of (i) the record date for such annual or special meeting and (ii) the date notice of the record date is first publicly disclosed.

4.	Changes the standard for the Chairman of the Board’s determination whether business or a director nomination was properly brought before an annual meeting from “if the facts warrant” to if the Chairman of the Board “determines in good faith” and adds the same provision in connection with stockholder requested special meetings.

5.	Eliminates a requirement that a stockholder (or group of stockholders) that submits a written request for a special meeting of stockholders must have or have had a continuous Net Long Beneficial Ownership (as defined in the Fourth Amended and Restated Bylaws) of at least 25% for at least one year as of the date of such request.

6.	Eliminates a requirement for a stockholder’s written request for a special meeting of stockholders to include:

a.	evidence of the duration of the stockholder’s ownership of the Company’s stock;

b.	the information that is required to be provided by a stockholder in connection with an election contest under the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and

c.	the information required by Section 2.2 of the Fourth Amended and Restated Bylaws (i.e., the stockholder proposal requirements for annual meetings).

7.	Under the Fourth Amended and Restated Bylaws, if a stockholder revokes his/her/its request for a special meeting of stockholders, the Board of Directors, in its discretion, is allowed to decide to either cancel the special meeting or cancel the stockholder’s proposed business at such meeting (but not otherwise cancel such meeting). Under the Third Amended and Restated Bylaws, if a stockholder revoked his/her/its request for a special meeting of stockholders, the Board of Directors was allowed to cancel the requested special meeting if the remaining stockholders that requested such meeting had, in the aggregate, less than the required Net Long Beneficial Ownership percentage.

8.	Under the Third Amended and Restated Bylaws, a stockholder requested special meeting is not required to be called if the Board of Director has called or calls an annual or special meeting to be held not later than 60 days after the date that the valid stockholder request has been delivered. The Fourth Amended and Restated Bylaws adds an additional requirement that, in order for the Board of Directors to avoid calling a stockholder requested special meeting, the stockholder request must contain a similar item as any item on the agenda of the annual or special meeting called by the Board of Directors.

9.	Under the Third Amended and Restated Bylaws, the Company is not required to call a stockholder requested special meeting when the stockholder request (i) is received during the period starting 90 days prior to the first anniversary of the date of the prior year’s annual meeting and ending on the date of the next annual meeting; (ii) contains an identical or substantially similar item to an item that was presented at any stockholder meeting held within 120 days prior to the date the stockholder request was delivered to the Company; (iii) relates to an item of business that is not a proper subject for stockholder action; (iv) was made in a manner that involved a violation of the Exchange Act proxy rules or other applicable law; or (v) does not comply with the provisions of Section 2.3A of the Bylaws. The Fourth Amended and Restated Bylaws makes the following changes to this provision:

a.	extends the time period in clause (i) from 90 days to 120 days;

b.	decreases the time period in clause (ii) from 120 days to 30 days;

c.	clarifies that, when determining whether an item is a similar item for purposes of clause (ii), any ancillary items that are in the stockholder request solely to support the primary request shall be excluded from such determination;

d.	eliminates the reference to the Exchange Act proxy rules in clause (iv); and

e.	eliminates clause (v) in its entirety.

10.	Adds a provision that would not allow any business to be transacted at the stockholder requested special meeting if the requesting stockholder (or a qualified representative) does not appear at the meeting to present the proposed business.

Annual or Special Meetings of Stockholders

The Fourth Amended and Restated Bylaws include, among other things, the following modifications to the provisions related to annual or special meetings of stockholders:

1.	Under the Third Amended and Restated Bylaws, each stockholder is entitled to one vote for each share of the Company’s stock having voting power held by such stockholder. The Fourth Amended and Restated Bylaws clarifies that each stockholder is entitled to one vote for each share of the Company’s stock entitled to vote at a meeting of stockholders and adds a provision that the term “votes cast” does not include abstentions or broker non-votes.

Election of Directors

The Fourth Amended and Restated Bylaws include, among other things, the following modifications to the provisions related to the election of directors:

1.	Moves the provision regarding the voting requirements for the election of directors from Section 2.2 to Section 3.1 of the Fourth Amended and Restated Bylaws and changes the time period for determining a contested election from the 14th day prior to the proxy statement filing to the 5th day prior to the proxy statement filing.

2.	Makes the following changes to the written representation and agreement a person must provide to the Company to be eligible to be a nominee for election or reelection as a director:

a.	eliminates the requirement that the written representation and agreement be in the form provided by the Secretary of the Company;

b.	clarifies that all of the references to any agreement, arrangement or understanding in the written representation and agreement include written and oral agreements, arrangements or understandings;

c.	adds a disclosure requirement that the nominee will promptly disclose to the Board of Directors any agreement, arrangement or understanding with any person or entity (other than the Company) with respect to any direct or indirect compensation, reimbursement or indemnification that the nominee becomes a party to after the delivery of the written representation and agreement;

d.	eliminates the requirement that the nominee represents that he/she will provide facts, statements and other information in all communications with the Company and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

e.	eliminates the provision that allows the Company to request additional information from each nominee to allow the Board of Directors to determine if such nominee is independent under the listing requirements of any applicable securities exchange; and

f.	adds a provision that requires each nominee to agree to the conditional (majority voting) resignation policy in Section 3.16 of the Fourth Amended and Restated Bylaws.

3.	Under the Third Amended and Restated Bylaws, if the number of directors to be elected at an annual meeting is increased and there is no public announcement by the Company naming the additional nominees at least 100 days prior to the first anniversary of the date the proxy statement is released to the stockholders in connection with the previous year’s annual meeting, a stockholder’s notice for additional nominees will be considered timely if it is delivered to the Secretary of the Company not later than the close of business on the 10th day following the day of the public announcement was first made by the Company. The Fourth Amended and Restated Bylaws changes the (i) timing of the public announcement to 120 days prior to the first anniversary of the date of the prior year’s annual meeting and (ii) determination whether a stockholder’s notice is timely from the delivery of the notice to the Secretary to the receipt of the notice by the Secretary of the Company.

Proxy Access

The Fourth Amended and Restated Bylaws include, among other things, the following modifications to the provisions related to proxy access:

1.	Makes the following changes to the provisions regarding the notice provided by an eligible stockholder to have such stockholder’s director nominee included in the Company’s proxy materials (the “Notice of Proxy Access Nomination”):

a.	changes the determination whether a Notice of Proxy Access Nomination has been timely delivered by calculating the time period from the date the Company filed its proxy statement for the prior year’s annual meeting. Under the Third Amended and Restated Bylaws, the time period was calculated from the first anniversary of the date the Company issued its proxy statement for the prior year’s annual meeting;

b.	changes the determination of the timeliness of the Notice of Proxy Access Nomination if the annual meeting date changes by more than 30 days (earlier or later) by calculating the time period from the anniversary date of the most recent annual meeting. Specifically, the determination whether there has been a change of 30 days will now tie to the date the annual meeting is called for as opposed to the actual date of the annual meeting; and

c.	clarifies that the public announcement of an adjournment or postponement of an annual meeting does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

2.	Adds an additional category of director nominees to be included in the determination whether the maximum number of stockholder director nominees has been met for purposes of the proxy access rules. Specifically, any individual with respect to whom the Company receives notice pursuant to Section 3.1 of the Fourth Amended and Restated Bylaws that a stockholder intends to nominate for election at such meeting will be counted towards the maximum number of stockholder nominees.

3.	Eliminates the provision that would allow the Company to exclude stockholder nominees from its proxy statement if the Company receives notice that a stockholder intends to nominate for election a number of nominees greater than or equal to 50% of the total number of directors to be elected.

4.	Eliminates the requirement that an eligible stockholder make the following representations to the Company in connection with its Notice of Proxy Access Nomination that the eligible stockholder:

a.	acquired the required stock ownership in the ordinary course of business and not with the intent to change or influence control at the Company and does not presently have such intent; and

b.	will provide facts, statements and other information in all communications with the Company and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

5.	Eliminates the following provisions that allowed the Company to exclude a stockholder director nominee from the Company’s proxy statement if the:

a.	eligible stockholder that nominated the individual had engaged or is currently engaged in another person’s proxy solicitation within the meaning of the Exchange Act proxy rules;

b.	stockholder director nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with another person or entity other than the Company in connection with service as a director of the Company;

c.	stockholder director nominee is not independent under the listing standards of the applicable securities exchanges, any SEC rules and any publicly disclosed standards used by the Board of Directors;

d.	election of the stockholder director nominee would cause the Company to be in violation of its certificate of incorporation or bylaws;

e.	stockholder director nominee has been an officer or director of a competitor within the past three years (however, the stockholder director nominee cannot be a current officer or director of a competitor); and

f.	eligible stockholder or the stockholder director nominee has breached any of their obligations under the Company’s bylaws.

6.	Changes the reason that the Company is allowed to exclude a stockholder director nominee from its proxy statement from if the eligible stockholder or stockholder director nominee fails to comply with its obligations under Section 3.1A (Proxy Access for Director Nominations) of the bylaws to if the eligible stockholder or stockholder director nominee fails to comply in all material respects with its obligations under Section 3.1A (Proxy Access for Director Nominations) of the Fourth Amended and Restated Bylaws.

Board of Directors

The Fourth Amended and Restated Bylaws include, among other things, the following modifications to the provisions related to the Board of Directors:

1.	Adds a provision that either the Board of Directors or the stockholders may fill any vacancy on the Board of Directors resulting from stockholder removal of a director.

2.	Modifies director and director nominee resignation provisions to provide only for the tendering of a conditional irrevocable resignation by a director or director nominee to be effective upon (a) the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which the director or director nominee faces reelection, and (b) acceptance of such resignation by the Board of Directors.

3.	Adds a provision allowing the Board of Directors (i) to appoint officers in addition to the officers listed in the Fourth Amended and Restated Bylaws and (ii) the ability to delegate to any officer of the Company the power to choose such other officers.

The amendments also include clarifications, updates and other non-substantive changes to other provisions of the Third Amended and Restated Bylaws.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2017, the Company held the 2017 Annual Meeting. The final voting results for the 2017 Annual Meeting are as follows:

1.	Stockholders elected eleven nominees to the Board of Directors to serve for a one-year term extending until the 2018 annual meeting of stockholders and their successors are duly elected and qualified, with the votes cast as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Alexander J. Denner	168,396,094	3,746,748	138,728	15,577,860
Caroline D. Dorsa	167,599,537	4,548,174	133,859	15,577,860
Nancy L. Leaming	169,478,149	2,661,843	141,578	15,577,860
Richard C. Mulligan	169,064,288	3,074,022	143,260	15,577,860
Robert W. Pangia	167,137,652	5,008,531	135,387	15,577,860
Stelios Papadopoulos	164,497,080	7,130,174	654,316	15,577,860
Brian S. Posner	167,190,038	4,956,522	135,010	15,577,860
Eric K. Rowinsky	167,807,703	4,334,895	138,972	15,577,860
Lynn Schenk	167,582,196	4,568,575	130,799	15,577,860
Stephen A. Sherwin	169,396,876	2,743,345	141,349	15,577,860
Michel Vounatsos	169,420,778	2,725,176	135,616	15,577,860

2.	Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
184,927,537	2,646,361	285,532	0

3.	Stockholders approved the advisory vote on executive compensation, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
168,150,682	3,746,217	384,671	15,577,860

4.	Stockholders approved, on an advisory basis, the one-year option as the frequency of the advisory vote on executive compensation, with the votes cast as follows:

One-Year	Two-Year	Three-Year	Abstentions	Broker Non-Votes
154,348,941	229,704	17,404,763	298,162	15,577,860

Based on these voting results, the Board of Directors has determined to hold a non-binding, advisory vote on the compensation of its named executive officers every year until the next required stockholder vote on the frequency of such advisory vote. The next stockholder vote on the frequency of such advisory vote currently is expected to be held at the 2023 annual meeting of stockholders.

5.	Stockholders approved the 2017 Plan, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
165,978,520	6,011,749	291,301	15,577,860

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed on the Exhibit Index below are filed as part of this Current Report on Form 8-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Inc.

By:	/s/ Steven N. Avruch
Steven N. Avruch Chief Corporation Counsel and Assistant Secretary

Date: June 9, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1	Fourth Amended and Restated Bylaws of Biogen Inc.

3.2	Marked Fourth Amended and Restated Bylaws of Biogen Inc.